UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2006

PORTALPLAYER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51004	77-0513807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 W. Plumeria Drive San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 521-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2006, PortalPlayer, Inc. (the “Company”) entered into a first amendment (the “Lease Amendment”) to the lease agreement with Touchstone Building LLC (the “Landlord”), dated as of January 13, 2001, for approximately 10,885 square feet of office space at 12131 113th Avenue N.E., Kirkland, WA 98034 (the “Original Lease” and as amended by the Lease Amendment, the “Lease”). The Lease Amendment was contingent upon the Landlord providing written notice to the Company that a third party leasehold had been terminated; such notice was provided on February 16, 2006.

The terms of the Lease Amendment include the expansion of the leased premises to include, as of March 1, 2006, an additional 6,804 square feet of office space at 12131 113th Avenue N.E., Kirkland, WA 98034 (the “Expansion Space”). The termination date of the Lease Amendment is December 31, 2008.

The adjusted base monthly rent under the Lease for the entire leased premises is amended as follows:

From January 1, 2006 to February 28, 2006; $14,513.33;

from March 1, 2006 to December 31, 2006; $23,585.33;

from January 1, 2007 to December 31, 2007; $24,690.90; and

from January 1, 2008 to December 31, 2008; $25,427.94.

In addition to base rent, the Company will continue to be responsible for certain costs and charges specified in the Lease, including certain operating expenses, capital expenditures on the property incurred by the Landlord, real estate taxes and utility expenses. The Company intends to make certain improvements to the spaces covered by the Lease. The Landlord will pay the first $104,581 of the costs of construction, and the Company will pay amounts in excess.

The foregoing is a summary description of certain terms of the Lease Amendment. It is qualified in its entirety by the text of the Lease Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Lease Amendment is hereby incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Lease between PortalPlayer, Inc. and Touchstone Building LLC dated as of February 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2006

PORTALPLAYER, INC.

By:	/s/ Svend-Olav Carlsen
Svend-Olav Carlsen
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Lease between PortalPlayer, Inc. and Touchstone Building LLC dated as of February 14, 2006.